March 2022 Q4 2021 Earnings Supplement Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2022 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of REPAY’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding our industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities, share-based compensation charges, transaction expenses, employee recruiting costs, other taxes, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities, share-based compensation expense, transaction expenses, employee recruiting costs, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period (or any subsequent period). REPAY believes that Adjusted EBITDA, Adjusted Net Income and organic gross profit growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income and organic gross profit growth are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, organic gross profit growth, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income and organic gross profit growth alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. Beginning with the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges and their tax effects. Adjusted EBITDA and Adjusted Net Income for the quarter ended December 31, 2020 was also adjusted to conform to the current presentation, resulting in reductions in the Adjusted EBITDA and Adjusted Net Income from the previously reported amounts. The presentation for Adjusted EBITDA and Adjusted Net Income for all periods presented have been updated to reflect these changes and a reconciliation between the revised and previous definitions of Adjusted EBITDA and Adjusted Net Income have been provided within the “Adjusted EBITDA Reconciliation” and “Adjusted Net Income Reconciliation” slides contained herein. The change in methodology for Non-GAAP financial measures has no impact on the Company’s outlook for 2022 and any subsequent periods. 1

1 Financial Update & Outlook 2

3 We are well positioned for another successful year of growth in 2022 We will continue to take advantage of the many secular trends towards frictionless digital payments that have been, and will continue to be, a tailwind driving our business

Financial Highlights 4 CARD PAYMENT VOLUME $5.6Bn (+43%) TOTAL REVENUE GROSS PROFIT(1) ADJUSTED EBITDA REPAY’s Unique Model Translates Into a Highly Attractive Financial Profile (Represents YoY Growth) $62.2MM (+50%) $47.2MM (+57%) $27.8MM (+58%) Gross profit represents total revenue less other costs of services

Card Payment Volume Gross Profit(1) Adjusted EBITDA Financial Update – Q4 2021 ($MM) Gross profit represents total revenue less other costs of services 5 72% 76% % Margin 43% 45% % Margin

Strong Organic Gross Profit Growth Rebound(1) 6 The growth rates shown below provide evidence of a very resilient business model and strong rebound in organic growth from COVID impacts, which the Company expects will continue in future periods Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period (or any subsequent period)

Strong Liquidity Position as of December 31, 2021 Based on LTM December 2021 PF adjusted EBITDA, pro forma for adjusted EBITDA contribution of BillingTree, Kontrol Payables and Payix 7 Focused on Maintaining Significant Liquidity Preserve liquidity and profitability through: Focusing on high priority hiring Limiting discretionary expenses Negotiations with vendors Significant cash raised from concurrent convertible notes and follow-on equity offerings Business continues to show high cash flow conversion Continued investments in organic and inorganic growth Committed to Prudently Managing Leverage Proceeds from concurrent convertible notes and follow-on equity offerings used to refinance existing term loan No interest payments, no principal due until maturity in 2026 (if not converted) $185 million revolver facility provides flexibility for further acquisitions Secured net leverage covenant is max of 2.5x (definitionally excludes convertible notes balance) Drew $20 million to fund Payix acquisition

FY 2022 Outlook Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2022 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading 8 REPAY expects the following financial results for full year 2022 CARD PAYMENT VOLUME TOTAL REVENUE GROSS PROFIT ADJUSTED EBITDA $27.0 – $28.0Bn $296 – $306MM $224 – $232MM $128 – $134MM

FY 2022 Gross Profit Outlook Bridge ($MM) Represents high end of FY 2022 gross profit guidance 9 REPAY’s 2022 Gross Profit Outlook Represents ~41% Total Growth & ~20% Organic Growth Organic Growth Growth from Recently Acquired Entities (1)

2 Strategy & Business Updates 10

Acquire New Clients in Existing Verticals With Our Q4 2021 Performance We See Multiple Levers to Continue to Drive Growth 11 Q4 2021 Gross Profit Growth 57% REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Operational Efficiencies Expand Usage and Increase Adoption Strategic M&A Future Market Expansion Opportunities Majority of growth derived from further penetration of existing client base

ADDED NEW CUSTOMERS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS 222 SOFTWARE PARTNER RELATIONSHIPS(1), INCLUDING: *Denotes new relationship added Q4 ’21 and beyond As of December 31, 2021; certain logos added post this date Third-party research and management estimates 12 Executing on Growth Plan BROADEN ADDRESSABLE MARKET AND SOLUTIONS Recently partnered with Veem to expand ability to deliver cross-border payment options Ended Q4 2021 with 200+ total credit union customers, which represents approximately 2.8 million collective members Expanded TAM to ~$5.3 trillion(2) through strategic M&A, including our acquisition of BillingTree, Kontrol Payables and Payix Continued to grow existing relationships and add new names to our Buy Now Pay Later pipeline Completed concurrent common stock and convertible notes offerings in Q1 2021, as well as amended our revolving credit facility – providing the Company with ample liquidity of $215 million to pursue deals Engaged ~30 software developers thus far through relationship with Protego to enhance and accelerate new product and research & development capabilities EXPANDING EXISTING BUSINESS B2B CROSS BORDER LOAN REPAYMENT / ARM B2B VIRTUAL CARD / AP AUTOMATION MORTGAGE SERVICING Further product expansion in loan repayments, through partnership with Finicity * * *

REPAY’s Growing B2B Payments Business 13 $1.2Tn total addressable market Integrations with leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals Expanded into B2B vertical via APS acquisition Cross sell initiative happening within Sage and Acumatica ERPs to add AP solutions Combined AR and AP automation solution provides a compelling value proposition to clients $2.2Tn total addressable market Fully integrated AP automation platform with electronic payment capabilities including virtual cards and ACH Expanded into AP automation vertical via cPayPlus, CPS, and Kontrol acquisitions Entered the B2B healthcare space through Ventanex acquisition Third-party research and management estimates Volume includes merchant acquiring credit and debit card, virtual card, and enhanced ACH B2B Merchant Acquiring B2B AP Automation

14 Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Customer Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION Powerful B2B Offering

3 Appendix 15

Q4 2021 Financial Update Gross Profit is defined as Total Revenue less Cost of Services SG&A includes expense associated with the change in fair value of tax receivable liability, change in fair value of contingent consideration, change in fair value of warrant liabilities, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 17 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 18 for reconciliation of Adjusted Net Income to its most comparable GAAP measure old 16

Adjusted EBITDA Reconciliation 17 For the three months ended December 31, 2021, reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. For the three months ended December 31, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus and CPS. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, totaling $6,081,916 in the three months ended December 31, 2021 and $4,679,451 in the three months ended December 31, 2020. Primarily consists of (i) during the three months ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisitions of Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings, and (ii) during the three months ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus. Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel, which REAPY expects will become more moderate in subsequent periods. Reflects franchise taxes and other non-income based taxes. Reflects consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2021 and 2020. For the three months ended December 31, 2021 and 2020, reflects extraordinary refunds to clients and other payments related to COVID-19. Represents fully discretionary charges incurred to restructure certain sales representatives’ commission arrangements, by making a one-time payment to the representative to buy out the right to receive future monthly commission payments associated with a portfolio of client contracts. The commission restructuring transactions are subject to negotiation and therefore do not follow a fixed structure, timetable or standard terms. Neither the Company nor the representatives are obligated to offer or accept such restructuring of commission arrangements. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges. Does not include adjustments of $32.6 million for the three months ended December 31, 2020, which were presented as pro forma adjustments in previously filed reports, for incremental depreciation and amortization recorded due to fair-value adjustments for Hawk Parent under ASC 805 as a result of Business Combination.

Adjusted Net Income Reconciliation 18 For the three months ended December 31, 2021, reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. For the three months ended December 31, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus and CPS. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, totaling $6,081,916 in the three months ended December 31, 2021 and totaling $4,679,451 in the three months ended December 31, 2020. Primarily consists of (i) during the three months ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisitions of Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings, and (ii) during the three months ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus. Represents payments made to third-party recruiters in connection with a significant expansion of Company personnel, which REAPY expects will become more moderate in subsequent periods. Reflects consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2021 and 2020. For the three months ended December 31, 2021 and 2020, reflects extraordinary refunds to clients and other payments related to COVID-19. Additionally, in the three months ended December 31, 2021, reflects non-cash rent expense and loss on disposal of fixed assets, and in the three months ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company. Represents non-cash deferred debt issuance costs. Represents pro forma income tax adjustment effect associated with items adjusted above and the tax effect adjustment of removing legacy commission restructuring charges. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges and their tax effects. Represents fully discretionary charges incurred to restructure certain sales representatives’ commission arrangements, by making a one-time payment to the representative to buy out the right to receive future monthly commission payments associated with a portfolio of client contracts. The commission restructuring transactions are subject to negotiation and therefore do not follow a fixed structure, timetable or standard terms. Neither the Company nor the representatives are obligated to offer or accept such restructuring of commission arrangements. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges. Represents tax effect adjustment of legacy commission restructuring charges. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges and their tax effects. Does not include adjustments of $32.6 million for the three months ended December 31, 2020, which were presented as pro forma adjustments in previously filed reports, for incremental depreciation and amortization recorded due to fair-value adjustments for Hawk Parent under ASC 805 as a result of Business Combination.

Depreciation and Amortization Detail 19 Note: Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income on slide 18). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

Organic Gross Profit Reconciliation – Historical Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period (or any subsequent period) 20